                               PURCHASE AGREEMENT


     THIS PURCHASE AGREEMENT is made and entered into this 12th day of May, 1997 by and between Wright Machine Corporation, a Massachusetts corporation with offices at 69 Armory Street, Worcester, Massachusetts 01603 (hereinafter referred to as "Seller") and Thomas Industries Auction & Liquidation Corporation, a Connecticut corporation with offices at 2414 Boston Post Road, Guilford, Connecticut 06437-2310 (hereinafter referred to as "Buyer").

                                   WITNESSETH

     WHEREAS, Seller is the owner of certain personalty, machinery, equipment, machine tools, attachments, tooling, supplies, office equipment and other personal property described in Schedule A attached hereto and made a part hereof (hereinafter collectively referred to as the "Equipment"); and

     WHEREAS, said Equipment is located at 69 Armory Street, Worcester, Massachusetts (hereinafter referred to as the "Premises"); and

     WHEREAS, Buyer is an auction company and purchases machinery, equipment and other personal property for the purpose of resale by liquidation and public auction sale (hereinafter referred to as "Auction"); and

     WHEREAS, Seller desires to sell and Buyer desires to purchase the Equipment subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and other terms and conditions hereinafter set forth and intending to be legally bound hereby, the parties agree as follows:

                              TERMS AND CONDITIONS
                              --------------------

Section 1.  TERMS OF SALE
            -------------

     1.1 At the closing provided for in Section 1.2 hereof (the "Closing"), and subject to the satisfaction of the conditions specified in Section 2.1 hereof, Seller shall sell, transfer and assign all rights, title and interest in the Equipment to Buyer free and clear of all liens and encumbrances, and Buyer shall purchase the Equipment "as is" and "where is" without guarantee or warranty as to fitness or condition, for the total consideration of One Million One

                                                             Page 11 of 31 Pages

Hundred Thousand Dollars ($1,100,000.00). The purchase price is payable as outlined in Section 1.3 hereof.

     1.2 The Closing shall take place at the offices of Shipman & Goodwin LLP, One Landmark Square, Stamford, Connecticut 06901, at 10:00 a.m. local time, on June 6, 1997, or at such other time and place as the Buyer and the Seller shall mutually agree in writing, provided all of the conditions set forth in Section 2 hereof have been satisfied or waived. The date upon which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment for the Equipment will be made as follows: A deposit of Two Hundred Thousand Dollars ($200,000.00) ("Deposit") will be paid upon execution of this Agreement. The balance will be paid in cash in the amount of Nine Hundred Thousand Dollars ($900,000.00) (the "Purchase Price Balance") on the Closing Date.

Section 2.  CLOSING CONDITIONS
            ------------------

     2.1 The obligation of the Seller to consummate the transactions contemplated hereby on the Closing Date is subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by Seller in its sole discretion:

          (a) Buyer shall have tendered to Seller the Purchase Price Balance required to be paid at the Closing in the manner specified in Section 1.3 hereof.

          (b) Seller shall have received the consent of Affiliated Business Credit Corporation (the "Bank") to the purchase and sale of the Equipment, and shall have received a full release from the Bank relating to the Equipment.

     2.2 The obligation of the Buyer to consummate the transactions contemplated hereby on the Closing Date is subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by Buyer in its sole discretion.

          (a) Seller shall provide Buyer with evidence that (i) Seller has received the consent of the Bank to the purchase and sale of the Equipment,
     (ii) Seller has received a full release from the Bank relating to the Equipment and (iii) the Equipment is owned by Seller free and clear of all liens and encumbrances, including tax liens, and is not subject to any security agreement or Uniform Commercial Code filing.

          (b) Buyer shall have the right to make periodic inspections of the Equipment at any time before the Closing Date and shall deduct from the Purchase Price Balance a mutually agreed-upon auction value if any part of the Equipment is damaged or missing, normal wear and tear excepted.

                                                             Page 12 of 31 Pages

          (c) Buyer shall have received a representation letter from Seller and an opinion or opinions of Seller's counsel, dated the Closing Date and addressed to Buyer, in substance as follows:

               (i) Seller is a corporation duly incorporated in the State of Delaware and is currently in good standing therein;

               (ii) Seller is qualified to do business in the State of Massachusetts and is currently in good standing therein;

               (iii) Seller has complied with all legal requirements antecedent or necessary for the legal disposal and sale of the Equipment, including any applicable bulk sales law;

               (iv) The Equipment is owned by Seller free and clear of all liens and encumbrances, including tax liens, and is not subject to any security agreement or Uniform Commercial Code filing; and

               (v) This Agreement is the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, as same may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, fraudulent conveyance, receivership or similar laws affecting the enforcement of creditors' rights generally as such are in effect at the time, and by general principles of equity.

Section 3.  DELIVERY AND PUBLIC AUCTION SALE
            --------------------------------

     3.1 Seller hereby grants Buyer permission to store the Equipment on the Premises at no cost to Buyer until its removal in accordance with Section 5.1(ii) hereof. Further Seller hereby grants Buyer permission to conduct a public auction sale on the Premises at any time between the Closing Date and 60 days thereafter. If Seller does not own said Premises, then Seller shall furnish Buyer with a written statement from the owner(s) of the Premises that it will not in any way interfere with or stop said auction sale from taking place and that said owner grants Buyer permission to conduct said sale.

     3.2 Seller hereby grants Buyer immediate access to the Premises, at no charge to Buyer, in order to prepare for the public auction sale. Further, Seller shall, at no cost to Buyer, fully maintain the Premises with all utilities, including heat, and shall pay all rents through the removal date. Seller agrees to make the Premises available to Buyer until the Equipment is removed pursuant to Section 5.1(ii) hereof.

                                                             Page 13 of 31 Pages

Section 4.  SELLER'S ADDITIONAL OBLIGATIONS
            -------------------------------

     4.1  In addition to any other obligations set forth herein, Seller shall:

          (a) Maintain insurance coverage on the Premises during the term of this Agreement and name Buyer as an additional insured;

          (b) Maintain "All Risks" insurance coverage on the Equipment in an amount of not less than One Million Three Hundred Thousand Dollars ($1,300,000.00) and name Buyer as an additional insured. Such insurance shall continue in place until all of the Equipment has been removed in accordance with this Agreement. Copies of insurance coverage will be provided to Buyer prior to the Closing;

          (c) Be fully responsible for the payment of any personal property taxes levied against any of the Equipment prior to or during the duration of this Agreement;

          (d) Be responsible, at its cost, to fill, repair, replace, secure or cover any pits or cavities, but specifically excluding roof openings, created by the removal of any of the Equipment;

          (e) Provide, at its cost, refuse removal services for debris created by Buyer or Seller during auction preparation;

          (f) Provide, at its cost, security and maintenance for the Premises at no cost to Buyer, with utilities, to include heat, lights, power, water and snow removal (if applicable), through June 15, 1997; and

          (g) Maintain the Equipment in good repair and be responsible for any loss or damage to the Equipment, normal wear and tear excepted, prior to the Closing Date.

Section 5.  BUYER'S ADDITIONAL OBLIGATIONS
            ------------------------------

     5.1  In addition to any other obligations set forth herein, Buyer shall:

          (a) Provide Seller with a certificate evidencing liability insurance in an amount of not less than $1,000,000;

          (b) Conduct its auction sale as provided for herein, remove the Equipment and vacate the Premises on or before August 9, 1997, provided that Buyer has complied with Section 3 hereof. Any Equipment remaining on the Premises after August 9, 1997 will be deemed abandoned by Buyer and will revert back to Seller relieving Buyer of all further rights or obligations except for as otherwise provided for herein; and

                                                             Page 14 of 31 Pages

          (c) Collect all sales or use taxes, if applicable, from buyers purchasing at said Auction and report and pay the sums collected to the proper authorities. Buyer shall indemnify Seller against whatever sales taxes Seller may be required to pay as a result of Buyer's failure pursuant to this paragraph.

Section 6.  ADVERTISING
            -----------

     6.1 Buyer shall be permitted to advertise the auction sale through mailing brochures and media advertisement as equipment being sold by order of
          Wright Machine Corporation
          69 Armory Street
          Worcester, Massachusetts

Section 7.  ENVIRONMENTAL
            -------------

     7.1 Buyer shall not be responsible for the removal of any environmental substances nor will the Buyer be required to sell any Equipment that is considered in violation of any environmental requirements or laws. Buyer will leave any liquids, oils, or wastes that may be on the Premises onsite with no responsibility for removal.

Section 8.  INDEMNIFICATION OBLIGATIONS
            ---------------------------

     8.1 Memry Corporation ("Memry"), the parent of Seller, and Seller hereby jointly and severally agree that, in the event that hereinafter Buyer discovers that Seller failed to transfer to Seller good and marketable title on the Closing Date, that any representation or warranty was untrue when made or that any covenant or agreement of Seller contained herein was breached by Seller, Memry and Seller shall jointly and severally indemnify Buyer from any and all losses Buyer shall sustain as a result of such failure, untruth or breach up to a maximum aggregate amount of $1,100,000.

Section 9.  LIQUIDATED DAMAGES
            ------------------

     9.1 Buyer and Seller agree that, in the event that all of the conditions set forth in Section 2.2 hereof are satisfied on or prior to the Closing Date but Buyer fails to tender to Seller the Purchase Price Balance, Seller shall retain the Deposit as liquidated damages (and not as a penalty).

Section 10.  MISCELLANEOUS
             -------------

     10.1 This Agreement sets forth the entire agreement between the parties, and supersedes any prior written, or oral understanding, and in particular supersedes any terms and

                                                             Page 15 of 31 Pages
conditions which Buyer may have included with its proposal. Furthermore, it is clearly understood that all obligations of either Seller or Buyer are exclusively limited to those set forth in this Agreement.

     10.2 This Agreement shall not be modified or amended except by written instrument agreed to by all the parties hereto.

     10.3 This Agreement shall be binding upon and inure to the benefit of the respective parties hereto, their heirs, executors, administrators and assigns, and shall be construed under the laws of the State of Connecticut.

     10.4 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                             Page 16 of 31 Pages

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                    WRIGHT MACHINE CORPORATION


                                    By:/s/ James G. Binch
                                       -----------------------------------------
                                     Name:  James G. Binch
                                     Title: President



                                    THOMAS INDUSTRIES AUCTION &
                                     LIQUIDATION CORPORATION


                                    By:/s/ Tom Gagliardi
                                       -----------------------------------------
                                     Name:  Tom Gagliardi
                                     Title: President


                                    As to Section 8.1 Only:
                                    MEMRY CORPORATION


                                    By:/s/ Memry Corporation
                                       -----------------------------------------
                                     Name:  James G. Binch
                                     Title: President

                                                             Page 17 of 31 Pages

                             Wright Machine Corp.
                                 Schedule "A"

DESCRIPTION

ACME GRIDLEY AUTOMATIC MULTI SPINDLE SCREW MACHINE, MODEL RA6, S/N 22077A, 6 SPINDLE, 9/16" CAPACITY, WRIGHT ID #S1041

ACME GRIDLEY AUTOMATIC MULTI SPINDLE SCREW MACHINE, MODEL RA6, S/N 22079A, 6 SPINDLE, 9/16" CAPACITY, WRIGHT ID #S1042

ACME GRIDLEY AUTOMATIC MULTI SPINDLE SCREW MACHINE, MODEL RA6, S/N 22680AM, 6 SPINDLE, 9/16" CAPACITY, WRIGHT ID #N/A

NATIONAL ACME AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6, S/N C-18348, 6 SPINDLE, 7/16" CAPACITY, WRIGHT ID #1405

NATIONAL ACME AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6, S/N C-18289, 6 SPINDLE, 7/16" CAPACITY, WRIGHT ID #1404

NATIONAL ACME AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6, S/N C-18216, 6 SPINDLE, 7/16" CAPACITY, WRIGHT ID #1403

NATIONAL ACME AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6, S/N C-18010, 6 SPINDLE, 7/16" CAPACITY, WRIGHT ID #1402

NATIONAL ACME AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6, S/N C-18009, 6 SPINDLE, 7/16" CAPACITY, WRIGHT ID #1401

NATIONAL ACME AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6, S/N C-18011, 6 SPINDLE, 7/16" CAPACITY, WRIGHT ID #1400

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6, S/N A 23385, 6 SPINDLE, 1" CAPACITY, WRIGHT ID #1097

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6, S/N 23077, 6 SPINDLE, 1" CAPACITY, WRIGHT ID #1193

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6, S/N A 23385, 6 SPINDLE, 1" CAPACITY, WRIGHT ID #1143

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6, S/N A 23939, 6 SPINDLE, 1" CAPACITY, WRIGHT ID #1145

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6, S/N A 23940, 6 SPINDLE, 1" CAPACITY, WRIGHT ID #1144

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6, S/N 23408, 6 SPINDLE, 1" CAPACITY, WRIGHT ID #1140

                                                             Page 18 of 31 Pages

                             Wright Machine Corp.
                                 Schedule "A"

DESCRIPTION

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6, S/N 23416, 6 SPINDLE, 1" CAPACITY, WRIGHT ID #1139

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6, S/N 23901, 6 SPINDLE, 1" CAPACITY, WRIGHT ID #1135

ACME GRIDLEY N.I.O. AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE, S/N 94616, 3 1/2 " CAPACITY, 6 SPINDLE, WRIGHT ID N/A, NIS

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE, S/N 94014, 3 1/2" CAPACITY, 6 SPINDLE, WRIGHT ID N/A, NIS

TABER SHAFT TURNING MACHINE (N.I.O.) MODEL 904-15-30, S/N 65108, W/CHIP CONVEYOR, PEG BOARD TYPE

BARDON & OLIVER LATHE, S/N 16256, AIR CHUCK (N.I.O.)

LIPE MODEL 68-AML, S/N 2629, AUTOMATIC BAR FEED

SERVI-SUMP PORTABLE OIL REMOVER

R. ROYCE INDUSTRIAL OVEN, S/N 1040, (N.I.S.)

(4) TEPCOTRION OIL MIST SEPARATORS, CEILING MOUNTED

DAREX DRILL SHARPENER 1/3 HP. DOUBLE END BENCH GRINDER, (5) BENCHES W/ VISES, (4) WORK LIGHTS, WALKER TURNER 14" PEDESTAL DRILL PRESS, DAYTON 1 HP DOUBLE END GRINDER, MILLERS FALL DOUBLE END BENCH GRINDER 1/4 HP, BLACK & DECKER 6" BENCH GRINDER 1/3 HP, HD

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6, S/N 40846, 6 SPINDLE, 1 5/8" CAPACITY, WRIGHT ID #1391

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6, S/N 40916 6 SPINDLE, 1 5/8" CAPACITY, WRIGHT ID #1390

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RB-6, S/N 40017-A 6 SPINDLE, 1 5/8" CAPACITY, WRIGHT ID #1398

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6, S/N 70604, 6 SPINDLE, 1 1/4" CAPACITY, WRIGHT ID #803

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RB-N8, S/N AM40222, 6 SPINDLE, 1 5/8" CAPACITY, WRIGHT ID #802

                                                             Page 19 of 31 Pages

                             Wright Machine Corp.
                                 Schedule "A"

DESCRIPTION

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RB-8 S/N AM40223, 6 SPINDLE, 1 1/4" CAPACITY, WRIGHT ID #801

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RB-8 S/N 85411, 6 SPINDLE, 2" CAPACITY, WRIGHT ID #1801

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-8, S/N 96032, 6 SPINDLE, 2 5/8" CAPACITY, WRIGHT ID #1209

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RB-8, S/N 96489, 6 SPINDLE, 2 5/8" CAPACITY, WRIGHT ID #1208

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RB-8 S/N 96467, 6 SPINDLE, 2 5/8" CAPACITY, WRIGHT ID #1207

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RB-6, S/N 96214, 6 SPINDLE, 2 5/8" CAPACITY, WRIGHT ID #1205

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RB-8, S/N 96213, 6 SPINDLE, 2 5/8" CAPACITY, WRIGHT ID #1204

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RB-8, S/N 96219, 6 SPINDLE, 2 5/8" CAPACITY, WRIGHT ID #1203

CONOMATIC AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE S/N 8405TA, 6
SPINDLE, 1 5/8" CAPACITY, WRIGHT ID #601

CONOMATIC AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE S/N 8846TA, 6
SPINDLE, 1 5/8" CAPACITY, WRIGHT ID #600

CONOMATIC AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE S/N 6931TA, 6
SPINDLE, 1 5/8" CAPACITY, NO BAR FEED, WRIGHT ID N/A

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6 S/N 84226, 6 SPINDLE, 2 5/8" CAPACITY, NO BAR FEED, WRIGHT ID #1201

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6 S/N 84225, 6 SPINDLE, 2 5/8" CAPACITY, NO BAR FEED, WRIGHT ID #N/A

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6 S/N 84265-A, 6 SPINDLE, 2 5/8" CAPACITY, NO BAR FEED, WRIGHT ID #1202

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6 S/N 84621-A 6 SPINDLE, 2 5/8" CAPACITY, NO BAR FEED, WRIGHT ID #1206

                                                             Page 20 of 31 Pages

                             Wright Machine Corp.
                                 Schedule "A"

DESCRIPTION

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6 S/N 84269-A, 6 SPINDLE, 2 5/8" CAPACITY, NO BAR FEED, WRIGHT ID #RB1

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RA-6 S/N 84169-A, 6 SPINDLE, 2 5/8" CAPACITY, NO BAR FEED, WRIGHT ID #RB2

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RB-6 S/N 84168-A, 6 SPINDLE, 2 5/8" CAPACITY, NO BAR FEED, WRIGHT ID #RB3

ACME GRIDLEY AUTOMATIC MULTIPLE SPINDLE SCREW MACHINE MODEL RB-6, S/N 84243-A, 6 SPINDLE, 2 5/8" CAPACITY, NO BAR FEED, WRIGHT ID #RB4

VISES, DOUBLE END GRINDERS, BENCHES, 14" WALKER TURNER PEDESTAL DRILL PRESS, WORK LAMPS, 4" BELT SANDER

DOALL SURFACE GRINDER 5" X 10", MAGNETIC CHUCK

GARDNER/DENVER AIR COMPRESSOR MODEL ECHOHD, S/N M18553, 75 HP, 65-130
PSIG

HANKISON AIR DRYER MODEL 80200

(6) TEPCO TRION OIL MIST CLEANERS, CEILING MOUNTED

BROWN & SHARPE AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL OG, S/N 542-0-1757, CHAIN, WRIGHT ID #N/A

BROWN & SHARPE AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL OO, S/N 542-00-5324, VARI SPEED, SLOTTING, WRIGHT ID #5

BROWN & SHARPE AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL OG, S/N 542-0-1726, 3/4" CAPACITY, WRIGHT ID #3

BROWN & SHARPE AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL OOG, S/N 542-00-43, 1/2" CAPACITY, SLOTTING, WRIGHT ID #10

BROWN & SHARPE AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL OOG, S/N 542-00-45, 1/2" CAPACITY, SLOTTING, WRIGHT ID #N/A

BROWN & SHARPE AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL 2G, S/N 13089, 1/2" CAPACITY, WRIGHT ID #2 (APART)

BROWN & SHARPE AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL OOG, S/N 542-00-49, 1/2" CAPACITY, SLOTTING, WRIGHT ID #2

                                                             Page 21 of 31 Pages

                             Wright Machine Corp.
                                 Schedule "A"

DESCRIPTION

BROWN & SHARPE AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL 2G, S/N 13249 WRIGHT ID #247

BROWN & SHARPE AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL 0G, S/N 15397, 3/4" CAPACITY, W/LIPE 87-AML BAR FEED, WRIGHT ID #096

BROWN & SHARPE AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL 0G, S/N 15380, 3/4" CAPACITY, WRIGHT ID #095

BROWN & SHARPE AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL 0G, S/N 14863, 3/4" CAPACITY, WRIGHT ID #094

BROWN & SHARPE AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL BELT S/N 13819, WRIGHT ID #046


BROWN & SHARPE AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL 2G, S/N 542-2-1344, 1 1/2" CAPACITY, WRIGHT ID #9

BROWN & SHARPE AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL 2G, S/N 542-2-1446, 1 1/2" CAPACITY, WRIGHT ID #7

TRAUB AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL A36, S/N A36-528,
WRIGHT ID #6

TRAUB AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL A15, S/N A15-6167, WRIGHT ID #N/A

TRAUB AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL A42, S/N A42-2088,
WRIGHT ID #4

TRAUB AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL A42, S/N A42-2082, WRIGHT ID #13

TRAUB AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL A15, S/N A15-4165, WRIGHT ID #N/A

TRAUB AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL A15, S/N A15-6169, WRIGHT ID #N/A

TRAUB AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL A15, S/N A15-4101,
WRIGHT ID #7

BECHLER AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL AR10, S/N 52-771, WRIGHT ID #N/A

                                                             Page 22 of 31 Pages

                             Wright Machine Corp.
                                 Schedule "A"

DESCRIPTION

TRAUB AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL A15, S/N A15-17220, WRIGHT ID #N/A

TRAUB AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL A42, S/N A60-4300, WRIGHT ID #10

TRAUB AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL A15, S/N 15-6182, WRIGHT ID #N/A

TRAUB AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL A42, S/N A42-1509, WRIGHT ID #N/A

TRAUB AUTOMATIC SINGLE SPINDLE SCREW MACHINE MODEL A15, S/N 15-9430, WRIGHT ID #N/A

BROWN & SHARPE AUTOMATIC SCREW MACHINE MODEL NO. 3, S/N 540-2-524

NORTON SURFACE GRINDER 8" X 12", AUTO FEED

HOMIENE CARBIDE GRINDER, CABINET BASE

WARNER & SWASER TURRET LATHE MODEL NO. 3

WARNER & SWASER TURRET LATHE MODEL NO. 3

JONES & LAMSON TURRET LATHE S/N 201672

JONES & LAMSON TURRET LATHE S/N N/A

TABER BAR TURNING LATHE MODEL 904-15-30, S/N 69144, PEG BOARD

TABER BAR TURNING LATHE MODEL 904-15-30, S/N 69148, PEG BOARD

HARDINGE HCT TURNING LATHE

YALE PALLET LIFTER WALK BEHIND, BATTERY OPERATED

CINCINNATI CENTERLESS GRINDER MODEL #2 S/N 2M2H1R-13

CINCINNATI CENTERLESS GRINDER MODEL #2 S/N 2M2H1L-783

CINCINNATI CENTERLESS GRINDER MODEL #2 S/N 2M2H1R-218

CINCINNATI CENTERLESS GRINDER MODEL #2 S/N 2M2H5A-589

                                                             Page 23 of 31 Pages

                             Wright Machine Corp.
                                 Schedule "A"

DESCRIPTION

ROYAL MASTER CENTERLESS GRINDER MODEL MTG 12X4, S/N 1275

HARDINGE AHC SUPER PRECISION CHUCKER, S/N 2689

HARDINGE AHC SUPER PRECISION CHUCKER, S/N 2426

HARDINGE AHC SUPER PRECISION CHUCKER, S/N N/A, W/THREADING

HARDINGE HC CHUCKER, S/N HC3314A

SUGA CHUCKER MODEL STS-3, S/N E-81

MIYANO CNC TURNING CENTER MODEL CNC-7BC, S/N KS022-9BC, W/CHIP
CONVEYOR

SCREW MACHINE TOOLING INCLUDING BUT NOT LIMITED TO: CAMS, KNURLING TOOLS, CHANGE GEARS, ACME GRIDLEY SPARE PARTS, FEED PADS, CHASERS, SPRINGS, CLUTCH PARTS, DRAW BARS, COLLET PADS, SPINDLE STOPPING PARTS, REED THREAD ROLLS, DIE HEADS, TOOL HOLDERS, MASTER

DODGE RAM CHARGER MODEL 250 ROYAL SE, AUTOMATIC, SNOW PLOW, 4 WHEEL DRIVE, VIN #N/A

SNAPPER LAWN MOWER

KALMAZOO HORIZONTAL METAL CUTTING BAND SAW, MODEL HDAWC

3 TON BRIDGE CRANE, ROBBIN MEYERS HOIST

GARDNER DENVER AIR COMPRESSOR, S/N 801793, 30 HP, HORIZONTAL TANK

ARROW AIR DRYER MODEL A100

CINCINNATI CENTERLESS GRINDER MODEL #2, S/N 12M2H1Y-750

CINCINNATI CENTERLESS GRINDER MODEL NO. 2, S/N 2M2H1T-8

HARDINGE CHUCKER/LATHE MODEL ESM, 2 HP, COOLANT

WADE CHUCKER/LATHE S/N 94-840, COOLANT

(2) HARDINGE CHUCKER/LATHES MODEL OSM59, 1 HP, W/BRADMATIC POWER
TAILSTOCK, 1" SPINDLE HOLE, COOLANT

HARDINGE CHUCKER/LATHE 1" SPINDLE HOLE, COOLANT

                                                             Page 24 of 31 Pages

                             Wright Machine Corp.
                                 Schedule "A"

DESCRIPTION

HARDINGE TURRET LATHE MODEL HC, 1.5 HP, 8 POSITION TURRET, POWER
TAILSTOCK, COOLANT

HARDINGE LATHE MODEL TF8, POWER TAILSTOCK, TYMAO HYDRAULIC TRACER
MODEL 2000, COOLANT

CLARK FORKLIFT TRUCK MODEL C500-S60, S/N 355-843-4635, TRIPLE MAST, LPG

APPROXIMATELY (25) V-SHAPED CONTAINERS FOR OIL OR CHIPS

(15) SKIDS OF ASSORTED PARTS, REEVES VARI-DRIVE MOTOR, MOTORS

LIF-JIB FORKLIFT EXTENSION

WARNER & SWASEY 2 AC CHUCKER, MODEL M-3200 S/N 1609291, LOT #32

WARNER & SWASEY 2 AC CHUCKER, MODEL M-3200 S/N 1449321, LOT #12

TOLEDO PLATFORM SCALE 1,000 LB CAPACITY

MCKENZIE CHIP SEPARATOR, MODEL E463, FLOOR TYPE

CAS DIGITAL BENCH TOP SCALE MODEL SC-25P

TOLEDO PLATFORM SCALE MODEL 2081, S/N 3786

MAC BATTERY CHARGER MODEL 6M450B

JOHN DEERE MINI RUBBER TIRE LOADER, MODEL 00070, S/N 000445

HYSTER ELECTRIC PALLET JACK, S/N E0583

BARRET OIL EXTRACTOR TANK FOR STEEL W/BUDGIT 1/2 TON ELECTRIC HOIST

BARRET OIL EXTRACTOR TANK FOR BRASS W/BUDGIT 1/2 TON ELECTRICT HOIST

BARRET OIL EXTRACTOR TANK FOR ALUMINUM W/BUDGIT 1/2 TON ELECTRIC HOIST

DETREX PERM-A-CLOR DEGREASER

CHIP CONVEYOR W/ALLEN BRADLEY CONTROLS

YALE ELECTRIC PALLET LIFT

SOUTHBEND TOOLROOM LATHE MODEL CC-8145, 12" SWING, 24" BETWEEN CENTERS, 3-JAW CHUCK

                                                             Page 25 of 31 Pages

                             Wright Machine Corp.
                                 Schedule "A"

DESCRIPTION

BRIDGEPORT VERTICAL MILLING MACHINE, S/N 65809, 1 HP, VISE

WALKER TURNER PEDESTAL DRILL PRESS MODEL 1142-4

SELFEED PNEUMATIC SYSTEM MODEL ESEP-W1318U, 1/2" CAPACITY, W/MITSUBISHI INDUCTION MOTOR, GE 300 LINE CONTROLS

1970 HR WILSON H-FRAME SHOP PRESS, MODEL 37G, S/N 5157-70, 60 TON CAPACITY, 36" BETWEEN UPRIGHTS

AIRCO AC/DC HEIL WELDER MODEL 250 S/N HF879840, W/ E & C AIRLUX FUME ELIMINATOR

LINCOLN IDEAL ARC 250 WELDER MODEL AC-250-250, S/N 175308

24" MANUAL SHEAR, BENCH TOP

24" MANUAL BENDING BRAKE, BENCH TOP, 16 GAUGE CAPACITY

HARDINGE LATHE 1" SPINDLE HOLE

REED THREAD ROLLER MODEL NO. A22, S/N 730

REED THREAD ROLLER MODEL NO. 21, S/N 21-149

AMERICAN HYDRAULIC BROACH W/COOLANT PUMP AND PIPING

AMERICAN HYDRAULIC BROACH, MODEL T-S-24, S/N 3368, W/COOLANT PUMP AND PIPING

HARTFORD THREAD ROLLER MODEL NO. 190

LANDIS PIPE THREADER, 2" SPINDLE HOLE

LITTON VERTICAL THREAD ROLLER MODEL B112, S/N B112-1634, W/ COOLANT PUMP AND PIPING

CRAFTSMAN 10" TABLE SAW

ZERO BLASTING CABINET MODEL BNP-55-6, S/N 20508, FOOT OPERATED W/ VACUUM SYSTEM

UFM UNI-HONE BLASTING CABINET, S/N 3600C779-208

MISCELLANEOUS SUPPORT EQUIPMENT CONSISTING OF: METAL SHELVING, FILE CABINETS, CHAIRS, VISES, WORK TABLES, PALLET JACKS, LADDERS, PUMPS, MOTORS, GRINDERS, HAND TOOLS, PARTS, PIPE STANDS, PARTS BINS, S.S. BASKETS

KENT OWENS DUAL HEAD HORIZONTAL MILLING MACHINE MODEL NO. 2-20, S/N 2-20-DS-1469, COOLANT, W/ QUICK ACTING COLLET FIXTURE

                                                             Page 26 of 31 Pages

                             Wright Machine Corp.
                                 Schedule "A"

DESCRIPTION

AMERICAN HYDRAULIC BROACH MODEL T-6-24, S/N 1891, 6 TON CAPACITY, W/ COOLANT PUMP & PIPING

(2) 1" CONTINUOUS BELT GRINDERS

(4) KENT OWENS DUAL SPINDLE HORIZONTAL MILLING MACHINES, MODEL NO. 2-20-DS, 2/N 220DS1177, 220DS1341, 220DS1420, 220DS1174, W/ COOLANT PUMP AND PIPING

KENT OWENS HORIZONTAL MILLING MACHINE, MODEL NO. 2-20, S/N 220-1473, W/ COOLANT PUMP AND PIPING

ALLEN PEDESTAL DRILL PRESS, MODEL 303, W/ JARVIS TORQUEMATIC TAPPING HEAD, COOLANT PUMP AND PIPING

GREENARD C-FRAME HYDRAULIC ARBOR PRESS, MODEL NO. H-64-CD, W/ GE MOTOR, FOOT OPERATED

NO. 3 BENCH TOP ARBOR PRESS

DRILL PRESS TABLE W/ (2) BURGMASTER 6 POSITION TURRET DRILL HEADS, S/N 982 W/ COOLANT PUMP AND PIPING

CUSTOM FABRICATED TURNING MACHINE W/ PNEUMATIC FIXTURE, COOLANT PUMP AND PIPING

(2) BURGMASTER 6-POSITION BENCH TOP TURRET DRILL PRESSES

WALKER TURNER PEDESTAL DRILL PRESS W/ COOLANT PUMP AND PIPING

DRILL PRESS TABLE W/ (2) ROCKWELL DELTA DRILL PRESS FIXTURES

BROWN & SHARPE HORIZONTAL MILLING MACHINE W/COOLANT PUMP AND PIPING

BRIDGEPORT VERTICAL MILLING MACHINE, S/N 30247, 1 HP. 9 X 36" TABLE W/COOLANT PUMP AND PIPING

POWERMATIC PEDESTAL DRILL PRESS, MODEL 1150, S/N 915V2146 W/ COOLANT PUMP AND PIPING

ROTOFINISH 20" ROTO FINISH MACHINE MODEL ST-11, S/N 1M-78A49

MOTORIZED TUMBLING BARREL ADJUSTABLE ANGLE

BENCH TOP ROTOFINISH MACHINE

30" ROTOFINISH MACHINE

BCS GAS FURNACE MODEL BCS-365, S/N 800302

DETREX PERM-A-CLOR DEGREASER, MODEL 2DCR-500-15, S/N 68245, 15'X 18' X 5', PERM-A-CLOR (REMOVAL PROHIBITIVE)

                                                             Page 27 of 31 Pages

                             Wright Machine Corp.
                                 Schedule "A"

DESCRIPTION

DETECTO PORTABLE PLATFORM SCALE MODEL 790-10855, S/N 854

MSO STATION ROTARY TRANSFER MACHINE W/ROTARY DRILLING FIXTURE

BARKER DUAL SPINDLE HORIZONTAL MILLING MACHINE MODEL AMD, S/N467

BARKER DUAL SPINDLE HORIZONTAL MILLING MACHINE MODEL AMD, S/N 694, W/COOLANT PUMP AND PIPING

CINCINNATI HORIZONTAL MILLING MACHINE

CHASE ALLEN DUAL HEAD DRILL PRESS W/ 12 POSITION ROTARY TABLE, ALLEN BRADLEY CONTROLS

GOURO DUAL SPINDLE HORIZONTAL DRILLING MACHINE MODEL 300, S/N 769 W/COOLANT PUMP AND PIPING, (2) BALDOR 1/2 MOTORS

NICHOLS HORIZONTAL MILLING MACHINE W/ COOLANT PUMP AND PIPING, PNEUMATIC CONTROLLED TABLE

SUNDSTRAND HORIZONTAL MILLING MACHINE MODEL NO. 9, W/ VISE, COOLANT

DRILLING AND GRINDING AREA CONSISTING OF APPROXIMATELY: (8) BENCH MODEL DRILL PRESSES, (10) DOUBLE END GRINDERS, (4) CONTINUOUS BELT SANDERS, DISK GRINDER,
(3) WALKER TURNER DRILL FIXTURES

SNOW TAPPING MACHINE MODEL DR-2-A, S/N 36453, W/ JARVIS DUAL HEAD ATTACHMENT, COOLANT

SNOW TAPPING MACHINE MODEL DR-2-A, S/N 36454, W/ VISE, COOLANT

SNOW TAPPING MACHINE MODEL TA-5RM, S/N 37428-1165, COOLANT

(2) DRILL PRESS TABLES W/ (2) POWERMATE DRILL PRESS HEADS MODEL 1200, COOLANT, AND TAPPING ATTACHMENT

DRILL PRESS TABLE W/ (2) DUMORE DRILL/TAPPING HEADS, (1) POWERMATIC DRILL PRESS HEAD MODEL 1200 W/ JARVIS TORQOMATIC TAPPING ATTACHMENT, COOLANT

DRILL PRESS TABLE W/ (2) WALKER TURNER DRILL PRESS HEADS, COOLANT

(2) DRILL PRESS TABLES W/ (2) DUMORE DRILLING/TAPPING HEADS, 3/4 HP, MODEL 605357K791, COOLANT

DRILL PRESS TABLE W/ (1) WALKER TURNER DRILL PRESS HEAD, (1) ELECTROMECHANO MAGNETIC DRILL PRESS, MODEL 101W, W/ COOLANT

DRILLING/TAPPING MACHINE CONSISTING OF: (2) DUMORE DRILLING/TAPPING HEADS MODEL 61853FJ791 3/4 HP, (4) POSITION PNUEMATICALLY CONTROLLED WORK TABLE W/ COOLANT

                                                             Page 28 of 31 Pages

                             Wright Machine Corp.
                                 Schedule "A"

DESCRIPTION

V & O OBI PRESS, MECHANICAL CLUTCH

JUNIOR 6" PRESS PNEUMATIC CONTROLS

(3) PERKINS PRESS, PNEUMATIC CONTROLS

BARKER HORIZONTAL MILLING MACHINES MODEL PM, S/N 2188, PNEUMATIC FIXTURE

MISCELLANEOUS SUPPORT EQUIPMENT CONSISTING OF: CHUCKS, INDEXING FIXTURES, COLLETS, VISES, DRILLS, MILLS, PORTABLE STAIRWAY, METAL SHELVING, WORK BENCHES, S.S. BASKETS, PRESSES, SHOP VACS, FANS, LADDERS, HAND TRUCKS, CHAIRS, STORAGE CABINETS, TIME CLOCKS.

GAGE MASTER 14" OPTICAL COMPARATOR, MODEL SERIES TWENTY GAGE MASTER DRO

MITUTOYO DIGITAL HEIGHT GAGE

ROCKWELL HARDNESS TESTER MODEL 3JR, S/N 4511

MISCELLANEOUS INSPECTION AND SUPPORT EQUIPMENT CONSISTING OF: MICROMETERS, VERNIERS, PIN GAGES, DRILLS, DIAL INDICATORS, GO-NO-GO GAGES, VISES, PRATT & WHITNEY SUPER MICROMETERS, METAL CABINETS, DESKS, GRANITE SURFACE PLATES, MICROSCOPES, COMPUTERS, FILE

KALAMOZOO HORIZONTAL METAL CUTTING BAND SAW

BRIDGEPORT VERTICAL MILLING MACHINE S/N 70519, 1 HP, 9 X 36" POWER FEED TABLE, VISE

BRIDGEPORT VERTICAL MILLING MACHINE S/N 97263, 1 HP, 9 X 42" POWER FEED TABLE, VISE

WALKER TURNER VERTICAL BAND SAW, S/N 21842, 16" THROAT

BROWN & SHARPE VERTICAL MILLING MACHINE MODEL NO. 12H, W/ INDEX FIXUTRE

1952 MONARCH TOOLROOM LATHE, S/N 36674, 12.5" SWING X 20" BED

LEBLOND LATHE 15" SWING X 48" BETWEEN CENTERS, 4-JAW CHUCK, DUMORE 1/2 HP TOOLPOST GRINDER

SOUTHBEND LATHE MODEL 185-B, 15" SWING, 21" BETWEEN CENTERS, 3-JAW CHUCK

1992 PROTECH BENCH MODEL DRILL PRESS MODEL 1201, S/N 03969 5 SPEED

BROWN & SHARPE TOOL & CUTTER GRINDER MODEL NO. 10N

BROWN & SHARPE SURFACE GRINDER MODEL NO. 12

JONES & LAMSON 14" OPTICAL COMPARATOR MODEL PC-14-A

                                                             Page 29 of 31 Pages

                             Wright Machine Corp.
                                 Schedule "A"

DESCRIPTION

CINCINNATI MILACRON TOOL & CUTTER GRINDER S/N FS375-E-80-04-22, (ID #G9)

WALKER TURNER PEDESTAL DRILL PRESS, W/ 1/2 HP MOTOR (ID #D-32)

BROWN & SHARPE SURFACE GRINDER MODEL 510, W/ PLATO 6" X 14" PERMANENT MAGNETIC CHUCK, LUBRICATION, INDEX FIXTURE (ID #G2)

BROWN & SHARPE SURFACE GRINDER MODEL 618 MICROMASTER, 8.5" X 24.5" PERMANENT MAGNETIC CHUCK

SENECA FALLS UNIVERSAL GRINDER MODEL R-O, S/N 25R01003, W/ RO DOUBLE END UNIVERSAL GRINDING FIXTURE MODEL 40097AA721, W/ RO 10" COMPARATOR S/N 25R01003, W/ SENECA FALLS UNIVERSAL FORM RELIEVING FIXTURE S/N 25R01003 (ID #G13)

1942 RIVETT TOOLROOM LATHE MODEL 715, S/N 337, 7" SWING, 14" BETWEEN CENTERS (ID #L3)

BROWN & SHARPE SURFACE GRINDER MODEL 618 MICROMASTER, S/N 5236181-1503, WALKER 6 x 18" PERMANENT MAGNETIC CHUCK, (ID #G-5)

GROWN & SHARPE TOOL 7 CUTTER GRINDER MODEL NO. 10N, S/N 52510-445 (ID #G3)

1947 NORTON TOOL & CUTTER GRINDER, S/N 6394, (ID #G-1)

GAGE MASTER 13" OPTICAL COMPARATOR MODEL SERIES TWENTY, W/ GAGE MASTER DRO, BENCH MODEL

BROWN & SHARPE UNIVERSAL TOOL & CUTTER GRINDER MODEL NO. 13, W/ BROWN & SHARPE EXHAUST, POWER HEADSTOCK (ID #G-4)

GREENARD ARBOR PRESS MODEL NO. 3

BLACK DIAMOND PRECISION DRILL GRINDER MODEL 1A, 1/3 HP (ID #G-12_

JOHNSON GAS PEDESTAL FURNACE, MODEL 120NAT, S/N 125

MISCELLANEOUS PLANT SUPPORT EQUIPMENT CONSISTING OF: DOUBLE END GRINDERS, WORK BENCHES, VISES, CHAIRS, DESKS, COLLETS, CHUCKS, DUMORE TOOLPOST GRINDERS, ARBOR PRESSES, CARTS, FANS, MOTORS, VISES, GRINDING WHEELS, TOOLING, CLAMPS, INSPECTION EQUIPMENT, S.S

ECONOMY ELECTRIC DIE LIFT TABLE, PORTABLE

CUSTOM FABRICATED CUTTING FIXTURE, W/ HOSES, TORCHES, 3-POSITION FIXTURE, TABLE, ETC.

SHANNON THOMSON CUSTOM MACHINE

LEWIS SHEPARD ELECTRIC FORKLIFT MODEL JFTT-2, S/N JF6749, 2,000 LB CAPACITY, DOUBLE MAST

                                                             Page 30 of 31 Pages

                             Wright Machine Corp.
                                 Schedule "A"

DESCRIPTION

GREENARD HYDRAULIC C-FRAME ARBOR PRESS, MODEL H-60-CD, S/N 514742, W/ 5 HP WESTINGHOUSE MOTOR (ID #P-10)

CLARK ELECTRIC PALLET JACK W/CHARGER

POWERMATIC PEDESTAL DRILL PRESS, MODEL 1200 S/N 66-1132

CHASE ALLEN PEDESTAL DRILL PRESS

DAYTON BENCH MODEL DRILL PRESS

NO. 55 SCREW MACHINE (OUT OF SERVICE)

WORK SHOP CONSISTING OF: SHEFFIELD TESTER, PNEUMATIC TOOLS, VISES, WORK TABLE, PIPE CUTTING TOOLS, METAL CABINET, METAL SHELVING


The following signatures constitute acceptance of Schedule A, consisting of 14 pages:

Accepted by:

Thomas Industries Auction & Liquidation Corp.

By:  /s/ Tom Napolitano
     ----------------------------
Its: President
     ----------------------------

Accepted by:

Wright Machine Corp.

By:  /s/ James G. Binch
     ----------------------------
Its: President
     ----------------------------

Page 31 of 31 Pages